Exhibit 10.1

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Third Amendment”) is made as of this 5th day of October, 2009, by and among RBS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., a New York corporation (“RBS”), with an office at 71 South Wacker Drive, Suite 2800, Chicago, Illinois 60606, individually as a Lender and as Agent (“Agent”) for itself and any other financial institution which is or becomes a party to the Loan Agreement referred to below (each such financial institution, including RBS, is referred to hereinafter individually as a “Lender” and collectively as the “Lenders”), the LENDERS and REWARDS NETWORK INC., a Delaware corporation (“RNI”), with its chief executive office and principal place of business at Two North Riverside Plaza, Suite 950, Chicago, Illinois 60606 and each domestic subsidiary of RNI signatory hereto (RNI and each such subsidiary are sometimes hereinafter referred to individually as a “Borrower” and collectively as “Borrowers”).

WHEREAS, Agent, Lenders and Borrowers entered into a certain Loan and Security Agreement dated November 6, 2007, by and among Borrowers, Lenders and Agent as amended by a certain First Amendment to Loan and Security Agreement dated August 11, 2008 by and among Agent, Lenders and Borrowers and by a certain Second Amendment to Loan and Security Agreement dated June 1, 2009 by and among Agent, Lenders and Borrowers (said Loan and Security Agreement, as amended from time to time, is hereinafter referred to as the “Loan Agreement”); and

WHEREAS, Borrowers, Agent and Lenders desire to amend certain provisions of the Loan Agreement pursuant to the terms hereof.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein without definition shall have the meanings contained in the Loan Agreement.

2. Additional Definition. The following definition of “Third Amendment” is hereby inserted into Appendix A to the Loan Agreement:

“Third Amendment – that certain Third Amendment to Loan and Security Agreement dated as of October 5, 2009 by and among Borrowers, Agent and Lenders.”

3. Financial Covenants. The definition of “Excluded Distributions” contained in Exhibit 8.3 to the Loan Agreement is hereby deleted and the following definition is inserted in its stead:

“Excluded Distributions – any Distribution made for open market repurchases of RNI’s common stock or to pay dividends on RNI’s common stock so long as after giving effect to any such Distribution (x) the outstanding principal balance of the Revolving Credit Loans is $0, (y) the Fixed Charge Coverage Ratio for the most recently ended twelve month period, computed without taking into account the Distribution in question and all other Excluded Distributions, equals or exceeds 1.75 to 1 and (z) the aggregate amount of Borrowers’ unrestricted cash and Cash Equivalents equals or exceeds $5,000,000. As used herein, “Cash Equivalents” means (a) marketable obligations issued or unconditionally guaranteed by, and backed by the full faith and credit of, the United States government, maturing within 12 months of the date of acquisition; (b) certificates of deposit, time deposits and bankers’ acceptances maturing within 12 months of the date of acquisition, and overnight bank deposits, in each case which are issued by a commercial bank organized under the laws of the United States or any state or district thereof, rated A-1 (or better) by S&P or P-1 (or better) by Moody’s at the time of acquisition, and (unless issued by a Lender) not subject to offset rights; (c) repurchase obligations with a term of not more than 30 days for underlying investments of the types described in clauses (a) and (b) entered into with any bank meeting the qualifications specified in clause (b); (d) commercial paper rated A-1 (or better) by S&P or P-1 (or better) by Moody’s, and maturing within nine months of the date of acquisition; and (e) shares of any money market fund that has substantially all of its assets invested continuously in the types of investments referred to above, has net assets of at least $500,000,000 and has the highest rating obtainable from either Moody’s or S&P.”

4. Amendment Fee. In order to induce Agent and Lenders to agree to enter into this Third Amendment, Borrowers agree to pay to Agent, for the ratable benefit of Lenders, an amendment fee in the amount of $75,000 which amendment fee shall be due and payable and fully earned and non-refundable upon the date hereof.

5. Conditions Precedent. This Third Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(a) Receipt by Agent of a copy of this Third Amendment, duly executed by Borrowers, Agent and each Lender; and

(b) Borrowers shall have paid to Agent, for the ratable benefit of Lenders, the amendment fee referred to in Section 4 of this Third Amendment.

6. Governing Law. This Third Amendment shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to the principles thereof relating to conflict of laws.

7. Execution in Counterparts. This Third Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

8. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

(Signature Page Follows)

2

(Signature Page to Third Amendment to Loan and Security Agreement)

REWARDS NETWORK INC.

By:	/S/ CHRISTOPHER J. LOCKE
Christopher J. Locke Senior Vice President and Treasurer

REWARDS NETWORK ESTABLISHMENT SERVICES INC.

By:	/S/ CHRISTOPHER J. LOCKE
Christopher J. Locke Senior Vice President and Treasurer

REWARDS NETWORK INTERNATIONAL, INC.

By:	/S/ CHRISTOPHER J. LOCKE
Christopher J. Locke Senior Vice President and Treasurer

RTR FUNDING LLC

By:	/S/ CHRISTOPHER J. LOCKE
Christopher J. Locke Senior Vice President and Treasurer

(Signature Page to Third Amendment to Loan and Security Agreement)

RESTAURANT CASH LLC

By:	/S/ CHRISTOPHER J. LOCKE
Christopher J. Locke Senior Vice President and Treasurer

RESTAURANT CASH CALIFORNIA LLC

By:	/S/ CHRISTOPHER J. LOCKE
Christopher J. Locke Senior Vice President and Treasurer

REWARDS NETWORK SERVICES LLC

By:	/S/ CHRISTOPHER J. LOCKE
Christopher J. Locke Senior Vice President and Treasurer

(Signature Page to Third Amendment to Loan and Security Agreement)

RBS BUSINESS CAPITAL, a division of RBS Asset Finance, Inc., as Agent and as a Lender

By:	/S/ BEVERLY J. GRAY
Name: Beverly J. Gray Title: Sr. Vice President